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                                                                  EXHIBIT 10.13


                               WAIVER AND CONSENT


         WAIVER AND CONSENT (this "Waiver and Consent"), dated October 25, 1999, by and among Allied Riser Communications Corporation f/k/a Allied Riser Communications Holdings, Inc., a Delaware corporation (the "Company") and each of the parties identified on Schedule 1 hereto as a Financial Sponsor (the "Financial Sponsors").

         WHEREAS, the Company desires to register all of the shares (the "Registered Shares") of its Common Stock, par value $0.0001 per share (the "Common Stock"), as described in and pursuant to the Form S-1 filed with the Securities and Exchange Commission during September, 1999 (the "Form S-1") in anticipation of selling such Registered Shares in an initial "Qualifying Public Offering" (as defined in the Company's Amended and Restated Certificate of Incorporation (the "Charter"));

         WHEREAS, each Financial Sponsor is party to an Investment Agreement with the Company (each, an "Investment Agreement" and collectively, the "Investment Agreements"), pursuant to which each Financial Sponsor acquired (i) Series A-1 Preferred Stock, par value $0.0001 per share (the "Series A-1 Preferred"), or Series A-2 Preferred Stock, par value $0.0001 per share (the "Series A-2 Preferred" and, collectively with the Series A-1 Preferred, the "Series A Preferred") or Series B Preferred Stock, par value $0.0001 per share (the "Series B Preferred") and (ii) Common Stock;

         WHEREAS, the powers, designations, preferences and other rights of the Series A Preferred and Series B Preferred are set forth in the Charter and the Amended and Restated Certificate of Designation of Series B Preferred Stock (the "Series B Certificate of Designation"), respectively;

         WHEREAS, the Financial Sponsors are parties to a Registration Rights Agreement dated as of November 23, 1998, as amended (the "Registration Rights Agreement");

         WHEREAS, upon the occurrence of a Qualifying Public Offering, (i) each share of Series A Preferred may be converted, at the option of a the holders of a majority of the Series A Preferred, into Common Stock and (ii) each share of Series B Preferred will automatically be converted in Common Stock;

         WHEREAS, Section 3.J of certain of the Investment Agreements provides that after such time as investments in the Company equal or exceed a certain


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threshold, and so long as the Financial Sponsors under each such Investment
Agreement own Common Stock, each such Financial Sponsor shall, in connection with the issuance of additional Company equity securities to non-employees exclusively for cash, have the right to purchase in the same relative proportions from the Company additional equity securities on the same terms as such equity securities are being offered to non-employees (the "Preemptive Rights");

         WHEREAS, pursuant to Section 2 of the Registration Rights Agreement, the Financial Sponsors are granted certain piggyback registration rights ("Piggyback Rights") in the event that the Company registers any of its securities under the Securities Act of 1933, as amended, on a registration form that may be used to register Common Stock;

         WHEREAS, the Financial Sponsors have been granted the right to receive notice (the "Notice Right") of a Qualifying Public Offering pursuant to either the Charter or the Series B Certificate of Designation;

         WHEREAS, pursuant to the Charter and the Series B Certificate of Designation, the Company may not engage in a Qualifying Public Offering without the consent of the holders of a majority of the issued and outstanding shares of Series A Preferred and Series B Preferred, voting as a single class (the "Consent Threshold");

         WHEREAS, pursuant to Section 3 of each of the Investment Agreements, the Company may not increase the number of shares of Common Stock issuable pursuant to stock option plans or stock ownership plans above 3,333,333 (after taking account of the 15-1 reverse stock split) (or such lesser number as may be stated in certain of the Investment Agreements) without the prior written consent of at least 60% of the issued and outstanding shares of Series A Preferred and Series B Preferred, voting as a single class (the "Option Consent Threshold");

         WHEREAS, the Company desires to increase the number of shares of Common Stock issuable pursuant to stock option plans or stock ownership plans to 5,000,000 (after taking account of the 15-1 reverse stock split);

         WHEREAS, the Board of Directors has determined that the Company's Charter should be amended and restated as set forth in Exhibit A attached hereto so as to effectuate a reverse stock split of the Common Stock and eliminate the current series of preferred stock which have been designated; and



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         WHEREAS, the Financial Sponsors desire to (i) waive any Preemptive
Rights they may have solely in connection with the registration of the Registered Shares on Form S-1 and subsequent sale of such Registered Securities in an initial Qualifying Public Offering, (ii) waive any Piggyback Rights they may have solely in connection with the registration of the Registered Shares on Form S-1 and subsequent sale of such Registered Securities in an initial Qualifying Public Offering, (iii) waive any Notice Rights they may have solely in connection with the registration of the Registered Securities on Form S-1 and subsequent sale of such Registered Securities in an initial Qualifying Public Offering, (iv) consent to the Qualifying Public Offering, (v) consent to the increase in the number of shares issuable pursuant to stock option plans or stock ownership plans and (vi) consent to the amendment and restatement of the Charter.

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Financial Sponsors mutually agree as follows:

         1. Consent to Issuance of Registered Securities. The Financial Sponsors hereby consent to the issuance of the Registered Securities in connection with the initial Qualifying Public Offering as detailed in the Form S-1. Such consent will be effective until 6:00 E.S.T. on December 1, 1999 unless the initial Qualifying Public Offering has occurred before such date in which case, such consent will be irrevocable.

         2. Consent to Qualifying Public Offering. The Financial Sponsors, who together hold as of the date hereof in excess of the Consent Threshold, hereby consent to the proposed Qualifying Public Offering. Such consent will be effective until 6:00 E.S.T. on December 1, 1999 unless the proposed Qualifying Public Offering has occurred before such date in which case, such consent will be irrevocable.

         3. Consent to Increase in Number of Shares of Common Stock Issuable Pursuant to Stock Option Plans or Stock Ownership Plans. The Financial Sponsors, who together hold as of the date hereof in excess of the Option Consent Threshold, hereby consent to the proposed increase in shares of Common Stock issuable pursuant to stock option plans or stock ownership plans to 5,000,000 (after taking account of the 15-1 reverse stock split).


         4. Consent to Amendment and Restatement of the Charter. The Financial Sponsors hereby consent to the amendment and restatement of the Charter as set forth in Exhibit A attached hereto. Such consent will be effective until 6:00 E.S.T.



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on December 1, 1999 unless the initial Qualifying Public Offering has occurred before such date in which case, such consent will be irrevocable.

         5. Waiver of Preemptive Rights. The Financial Sponsors hereby waive any Preemptive Rights they may have been provided pursuant to Section 3.J of certain of the Investment Agreements between the Company and certain of the Financial Sponsors, respectively, solely in connection with the sale of the Registered Securities in an initial Qualifying Public Offering as detailed in the Form S-1, it being acknowledged that nothing herein shall serve to waive any preemptive right afforded to the Financial Sponsors in connection with any other issuance of Company equity securities.

         6. Waiver of Piggyback Rights. The Financial Sponsors hereby waive any Piggyback Rights provided pursuant to Section 2 of the Registration Rights Agreement between the Company and the Financial Sponsors, respectively, solely in connection with the registration of the Registered Securities on Form S-1, it being acknowledged that nothing herein shall serve to waive any registration right afforded to the Financial Sponsors in connection with any other registration of Company equity securities.

         7. Waiver of Notice Rights. The Financial Sponsors hereby waive the Notice Rights, it being acknowledged that nothing herein shall serve to waive any notice right afforded to the Financial Sponsors in connection with any other issuance of Company equity securities.

         8. Miscellaneous.

            (a) Counterparts. This Waiver and Consent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

            (b) Governing Law. This Waiver and Consent shall be governed by the laws of the state of Delaware (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the Parties have executed this Waiver and Consent as of the date first written above.


                                ALLIED RISER COMMUNICATIONS
                                CORPORATION


                                By:
                                    -------------------------------------------
                                Name:  David H. Crawford
                                Title: Chief Executive Officer


                                EGI-ARC INVESTORS, L.L.C.

                                By: GAMI Investments, Inc.
                                Its: Managing Member

                                By:
                                    -------------------------------------------
                                Name:  Don Liebentritt
                                Title: Vice President


                                TELECOM PARTNERS II, L.P.

                                By: Telecom Management II, L.L.C.
                                Its: General Partner

                                By:
                                    -------------------------------------------
                                Name:  Stephen W. Schovee
                                Title: Managing Member


                                CRESCENDO WORLD FUND, LLC

                                By: Crescendo Ventures World Fund, LLC
                                Its: General Partner

                                By:
                                    -------------------------------------------
                                Name:  R. David Spreng
                                Title: Managing Member




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                                EAGLE VENTURES WF, LLC

                                By:
                                    -------------------------------------------
                                Name:  R. David Spreng
                                Title: Managing Member



                                CRESCENDO III, L.P.

                                By: Crescendo Ventures III, LLC
                                Its: General Partner

                                By:
                                    -------------------------------------------
                                Name:  R. David Spreng
                                Title: Managing Member


                                LAWRENCE EQUITY GROUP, L.L.C.

                                By:
                                    -------------------------------------------
                                Name:  Joseph A. Sperske
                                Title: Vice President and Managing Member


                                NORWEST VENTURE PARTNERS VII, L.P.

                                By: Itasca VC Partners VII, LLP
                                Its: General Partner

                                By:
                                    -------------------------------------------
                                Name:  Blair Whitaker
                                Title: Partner


                                ANDA PARTNERSHIP,
                                an Illinois general partnership

                                By:    Ann Only Trust, an Illinois trust



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                                By:
                                    -------------------------------------------
                                Name:   Mark Slezak
                                Title:  Co-Trustee

                                By: Ann and Descendants Trust, an Illinois trust

                                By:
                                    -------------------------------------------
                                Name:  Mark Slezak
                                Title: Co-Trustee




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                                GS CAPITAL PARTNERS III, L.P.

                                By:    GS Advisors III, L.P.
                                Its:   General Partner

                                By:    GS Advisors III, L.L.C.
                                Its:   General Partner


                                -----------------------------------------------
                                By:    Joseph DiSabato
                                Its:   Attorney in Fact


                                WHITEHALL STREET REAL ESTATE LIMITED
                                PARTNERSHIP XI

                                By:    WH Advisory, LLC XI
                                Its:   General Partner


                                -----------------------------------------------
                                By:    Brahm S. Cramer
                                Its:   Vice President


                                EOP OPERATING LIMITED PARTNERSHIP

                                By:    Equity Office Properties Trust
                                Its:   Managing General Partner


                                -----------------------------------------------
                                By:    Ross Satterwhite
                                Its:   Vice President





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                                CORNERSTONE PROPERTIES LIMITED
                                PARTNERSHIP

                                By:    Cornerstone Properties, Inc.
                                Its:   General Partner


                                -----------------------------------------------
                                By:    H. Lee Van Boven
                                Its:   Chief Operating Officer


                                HINES ARC INVESTORS LIMITED PARTNERSHIP

                                By:    Hines Interests Limited Partnership
                                Its:   General Partner

                                By:    Hines Holdings, Inc.
                                Its:   General Partner


                                -----------------------------------------------
                                By:    Jeffrey C. Hines
                                Its:   President


                                DWS CAPITAL LLC


                                -----------------------------------------------
                                By:    Douglas W. Shorenstein
                                Its:   Managing Member






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                                BOSTON PROPERTIES LIMITED PARTNERSHIP

                                By:    Boston Properties, Inc.
                                Its:   General Partner


                                -----------------------------------------------
                                By:    Robert E. Burke
                                Its:   Executive Vice President


                                BCI GROWTH V, L.P.

                                By:    Glenpointe Associates V, LLC
                                Its:   General Partner


                                -----------------------------------------------
                                By:    Stephen J. Eley
                                Its:   Managing Member


                                BCI INVESTORS, LLC


                                -----------------------------------------------
                                By:    Stephen J. Eley
                                Its:   Managing Member


                                FIRST UNION INVESTORS, INC.


                                -----------------------------------------------
                                By:    L. Watts Hamrick, III
                                Its:   Senior Vice President





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                                TRIZECHAHN CORPORATION


                                -----------------------------------------------
                                By:
                                Its:


                                VORNADO REALTY L.P.

                                By:    Vornado Realty Trust
                                Its:   General Partner


                                -----------------------------------------------
                                By:    Joseph Macnow
                                Its:   Executive Vice President


                                TRANSWESTERN COMMERCIAL SERVICES, LLC


                                -----------------------------------------------
                                By:    Randall K. Rowe
                                Its:   Chairman


                                CHASE EQUITY ASSOCIATES, L.P.


                                -----------------------------------------------
                                By:    Michael R. Hannon
                                Its:   General Partner





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                                   Schedule 1


1.       EGI-ARC Investors, L.L.C.
2.       Telecom Partners II, L.P.
3.       Crescendo World Fund, LLC
4.       Eagle Ventures WF, LLC
5.       Crescendo III, L.P.
6.       Lawrence Equity Group, L.L.C.
7.       Norwest Venture Partners VII, L.P.
8.       ANDA Partnership
9.       GS Capital Partners III, L.P.
10.      Whitehall Street Real Estate Limited Partnership XI
11.      EOP Operating Limited Partnership
12.      Cornerstone Properties Limited Partnership
13.      Hines ARC Investors Limited Partnership
14.      DWS Capital LLC
15.      Boston Properties Limited Partnership
16.      BCI Growth V, L.P. and BCI Investors, LLC
17.      First Union Investors, Inc.
18.      TrizecHahn Corporation
19.      Vornado Realty L.P.
20.      Transwestern Commercial Services, LLC
21.      Chase Equity Associates, L.P.




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